SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment No. 13 to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 13 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Boston, and the Commonwealth of Massachusetts, on the 30th day of April, 2001.

                                                  THE WEISS FUND



                                                  By:              *
                                                      --------------------------
                                                      Martin D. Weiss
                                                      President


*By: /s/ JOHN V. O'HANLON
     --------------------
     John V. O'Hanlon
     Attorney-in-fact


         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 13 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

         Signatures                  Title                         Date


          *                          Trustee and                April 30, 2002
-----------------------              President (Chief
Martin D. Weiss                      Executive Officer)



                                     Treasurer (Chief           April 30, 2002
/s/ J. BARRY CLAUSE                  Financial Officer)
------------------------
J. Barry Clause


          **                         Trustee                    April 30, 2002
------------------------
Esther S. Gordon


          **                         Trustee                    April 30, 2002
------------------------
Robert Z. Lehrer


          **                         Trustee, Vice President   April 30, 2002
------------------------             and Secretary
Dana Nicholas


          **                         Trustee                    April 30, 2002
------------------------
Donald Wilk



**By: /s/ JOHN V. O'HANLON
     ----------------------
         John V. O'Hanlon
         Attorney-in-fact

* Executed pursuant to power of attorney filed with Post-Effective Amendment No. 12 to Registrant's Registration Statement on Form N-1A.

** Executed pursuant to powers of attorney filed with this Post-Effective Amendment No. 13 to Registrant's Registration Statement on Form N-1A.